Exhibit 10.26

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT dated and effective as of March 6, 2017 (this “Amendment”), is among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders (as defined below).

Recitals:

A.The Company, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of September 3, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.The Company has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth herein.

C.Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders have agreed to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1.Amendment(s) to Credit Agreement.  Subject to the terms and conditions set forth herein, Section 2.05(a)(i) of the Credit Agreement is amended by inserting “(excluding from such calculation the final payment due at maturity)” at the end of the penultimate sentence thereof.  The parties hereto acknowledge and agree that after giving effect to all principal prepayments of Term Loans that have occurred prior to the date hereof, the quarterly principal installments with respect to the Term Loans as of the date hereof shall be as set forth on Schedule 2.07(a) attached hereto.

The amendment(s) to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be effected hereby.

Section 2.Condition Precedent. The effectiveness of this Amendment and the amendment(s) contemplated hereby is subject to the receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Company, the Administrative Agent and each of the Lenders.

Section 3.Miscellaneous.

(a)Ratification and Confirmation of Loan Documents. The Company hereby consents, acknowledges and agrees to the amendment(s) set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which the Company is a party (including, without limitation,

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the continuation of the liens granted under the Collateral Documents to secured the Secured Obligations), in each case after giving effect to the amendment(s) contemplated hereby.

(b)[Reserved.]

(c)Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)Governing Law; Jurisdiction; Waiver of Jury Trial; Etc.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e)Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g)Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

CECO ENVIRONMENTAL CORP.

By:  /s/ Matthew Eckl___________

Name:  Matthew Eckl_

Title:Chief Financial Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:  /s/ Ronaldo Naval

Name:  Ronaldo Naval

Title:    Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:  /s/ Lauren Bryan

Name:  Lauren Bryan

Title:    Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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CITIZENS BANK of pennsylvania, as a Lender

By:  /s/ Michael Puleo

Name:  Michael Puleo

Title:  Vice Preseident

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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JPMORGAN CHASE BANK, N.A., as a Lender

By:  /s/ Joe Carroll

Name:  Joe Carroll

Title:  Senior Underwriter

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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FIFTH THIRD BANK, n.a., as a Lender

By:  /s/ John R Gray

Name:  John R Gray

Title:  Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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TD bank, n.a., as a Lender

By:  /s/ Susan Heyward

Name:  Susan Heyward

Title:  Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Gregory S Buchanan

Name:  Gregory Buchanan

Title:  Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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citibank, n.a., as a Lender

By:  /s/ John Torres

Name:  John Torres

Title:  Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ William W. Carroll

Name:  William W. Carroll

Title:  Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

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SCHEDULE 2.07(a)

TERM LOAN FACILITY AMORTIZATION SCHEDULE

Last Business Day of	Principal Payment Amount
March 2017	$1,737,951.72
June 2017	$1,737,951.72
September 2017	$1,737,951.72
December 2017	$2,317,268.97
March 2018	$2,317,268.97
June 2018	$2,317,268.97
September 2018	$2,317,268.97
December 2018	$2,896,586.20
March 2019	$2,896,586.20
June 2019	$2,896,586.20
September 2019	$2,896,586.20
December 2019	$2,896,586.20
March 2020	$2,896,586.20
June 2020	$2,896,586.20
Maturity Date	Entire outstanding principal amount of Term Loans

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